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                                                                     Exhibit 23

                        Consent of Independent Auditors

   We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-38030) pertaining to the 1998 Stock Plan and 1999 Employee Stock Purchase Plan of NetRatings, Inc. of our report dated January 18, 2002, with respect to the financial statements of NetRatings, Inc. included in the Annual report (Form 10-K) for the year ended December 31, 2001.

                                          /s/  ERNST & YOUNG LLP

Palo Alto, California
March 28, 2002

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